UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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GOLD RESOURCE CORPORATION GOLD RESOURCE CORPORATION 7900 EAST UNION AVE, SUITE 320 DENVER, CO 80237 Your Vote Counts! GOLD RESOURCE CORPORATION 2025 Annual Meeting Vote by June 16, 2025 11 :59 PM ET You invested in GOLD RESOURCE CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to June 03, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and ~I vote without entering a number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* June 17, 2025 10:00AM MDT www.virtualshareholdermeeting.com/GOR02025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Ron Little 02) Allen Palmiere 2. Non-binding advisory vote to approve executive compensation. 3. Ratify BOO USA, P.C. as independent registered accounting firm for 2025. 03) Lila Manassa Murphy NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Board Recommends 0 For 0 For 0 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".